                                                                    EXHIBIT 10.8

                                    SUBLEASE

                             QUALCOMM INCORPORATED,
                             A DELAWARE CORPORATION

                                  "SUBLESSEE"

                                      AND

                        THE LIGHTSPAN PARTNERSHIP, INC.,
                            A CALIFORNIA CORPORATION

                                  "SUBLESSOR"

                                DECEMBER 1, 1997

                                    SUBLEASE

     1.   PARTIES.

          This Sublease, dated, for reference purposes only, December 1, 1997, is made by and between QUALCOMM INCORPORATED, A DELAWARE CORPORATION (herein called "Sublessee") and THE LIGHTSPAN PARTNERSHIP, INC. A CALIFORNIA CORPORATION (herein called "Sublessor").

     2. MASTER LEASE. Sublessor has previously executed that certain "Full Service Modified Gross Lease" dated as of May 28, 1996 (the "Master Lease") between Insurance Company of the West, as landlord and Sublessor, as tenant, a copy of which is attached hereto as Exhibit B. The interest of Insurance Company of the West as landlord has been transferred to CARR America ("Master Lessor" herein). This Sublease is and shall at all times be subject to the rights of Master Lessor under the Master Lease. The rights of Sublessee to occupy and use the Subleased Premises under this Sublease shall be subject to any restrictions and limitations on use set forth in the Master Lease. Sublessee agrees that it shall not take any action, or use the Subleased Premises in any way that will constitute a default under the Master Lease. Sublessor, in turn, agrees to perform all of its obligations under the Master Lease and to keep the Master Lease in full force and effect, and not to modify or terminate the same, throughout the term of this Sublease, including any options to extend, if so exercised by Sublessor; provided however, that Sublessor shall not be in breach of this Section if the Master Lease is terminated by Master Lessor through no fault of Sublessor. This Sublease shall not be effective unless, within ten (10) days after the execution of this Sublease by Sublessor and Sublessee, Master Lessor signs the consent attached to this Sublease, thereby giving its consent to this subletting.

     3.   BASIC SUBLEASE PROVISIONS.

          Certain basic provisions of this Sublease are set forth below. These provisions are subject to the remaining terms and conditions of this Sublease.

          3.1 Base Rent: $11,393.43 per month, or $1.3908 per square foot of rentable area of the Subleased Premises per month (calculated as provided in Section 3.6 below). If Sublessee exercises any option to extend the initial term of this Sublease, then the Base Rent will be adjusted (on a per square foot basis) at the same time and at the same amount per square foot of rentable area as is set forth in Paragraph 1 of the Addendum to the Master Lease for the adjustment of Sublessor's Basic Monthly Rent under the Master Lease.

          3.2  (a) Commencement Date: January 7, 1998.

               (b) Expiration Date: December 31, 1998, subject to extension as provided in Paragraph 5 below.

          3.3  Permitted Use: Office use.

          3.4  Address for Notices to Sublessee:

               Qualcomm Incorporated
               6455 Lusk Boulevard
               San Diego, California 92121
               Attn: Vice President of Facilities

          3.5  Address for Notices to Sublessor:

               The Lightspan Partnership
               10140 Campus Point Drive
               San Diego, CA 92121
               Attn: Teddi Tindall, Facilities Manager

          3.6 Subleased Premises: Approximately 8,192 square feet of rentable area located on the first floor of the building situated at 10140 Campus Point Drive, San Diego, California. The Subleased Premises are more particularly described in Exhibit A attached. The exact square footage of rentable area of the Subleased Premises shall be mutually calculated by Sublessor and Sublessee using BOMA standards for a multi-tenant office building and the Base Rent shall be computed based on such result. In addition to the rentable area of the Subleased Premises, Sublessee shall have use of the lobby and restrooms on the first floor and the "Common Areas" described in the Master Lease. Sublessee and its employees, representatives, visitors, licensees and invitees shall have the non-exclusive use of the parking areas on a first come, first served basis.

          3.7 The following Exhibits and Addenda are attached hereto and incorporated herein: "A" (description of Subleased Premises, "B" (copy of Master Lease).

     4.   SUBLEASED PREMISES.

          Sublessor hereby Subleases to Sublessee and Sublessee Subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, the Subleased Premises more particularly described on Exhibit "A".

     5.   TERM.

          5.1 INITIAL TERM. The initial term of this Sublease shall commence on the Commencement Date as defined in Paragraph 3.2(a) and shall expire on the Expiration Date set forth in Paragraph 3.2(b). If Sublessee occupies the Subleased Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions hereof, such occupancy shall not advance the termination date, and Sublessee shall pay rent for such period at the initial monthly rate set forth in Section 3.1.

          5.2 OPTIONS TO EXTEND. Sublessee shall have a series of options to extend the term of this Sublease for a period of one year each ("One Year Extensions"), and each such option for a One Year Extension may be exercised by Sublessee throughout the "Initial Lease Term" as defined in the Master Lease. Each such option to extend the Sublease term for a One Year Extension shall be exercised by Sublessee's delivery of written notice thereof to Sublessor at least thirty (30) days prior to the expiration of the then current term of this Sublease, as the same may have been previously extended; provided that no default or event of default then exists under this Sublease on the part of Sublessee. In the event Sublessor elects to exercise its option to extend the term of the Master Lease pursuant to Paragraph 3 of the Addendum No. 1 to the Master Lease, then Sublessee's right to exercise additional options for One Year Extensions shall continue through the five year "extension term" provided in the Master Lease. Notwithstanding the foregoing, if Sublessor requires use of the Subleased Premises for Sublessor's own business operations (and not for assignment or sublease to another person or entity), Sublessor may cancel Sublessee's option to extend the Lease term beyond the first One Year Extension, provided that (i) Sublessor delivers written notice of such cancellation to Sublessee at least one hundred twenty (120) days prior to the expiration of the then current term of this Sublease, and (ii) Sublessor occupies the Subleased Premises for its own business use within sixty days of the expiration of the term of this Sublease and continues such use for a period of at least one year. Any such cancellation shall be effective as of the expiration of the then current term of this Sublease and shall only apply to options to extend following the first One Year Extension; provided that if Sublessor cancels any extension term pursuant to the terms of this Section 5.2, Sublessee shall have no further option to extend the term of this Sublease. Rent payable for each One Year Extension occurring during the Initial Lease Term of the Master Lease will be calculated as set forth in Paragraph 3.1 above. With respect to any One Year Extensions exercised by Sublessee during the five year "extended term" of the Master Lease, the Base Rent payable during each such One Year Extension shall be equal to Sublessee's Share (as defined below) of the Basic Monthly Rent payable by Sublessor under the Master Lease during such one year period of the extended term. All other terms and provisions of this Sublease shall apply to such One Year Extensions. If the "Initial Lease Term" (if Sublessor does not extend the term of the Master Lease) or the "extended term" described in the Master Lease expires on a date prior to the last day of a calendar year, then any One Year Extension then in effect upon such expiration of the Master Lease shall terminate concurrently with the expiration of the term of the Master Lease. Nothing contained herein shall be construed in any way to obligate Sublessor to extend the terms of the Master Lease or to exercise any options under the Master Lease.

     6.   RENT.

          6.1 BASE RENT. Sublessee agrees to pay Sublessor as Base Rent for the Subleased Premises the sum set forth in Section 3.1. Base Rent shall be paid in advance on the first day of each and every calendar month during the term of this Sublease.

          6.2 ADDITIONAL RENT. In addition to the Base Rent, Sublessee shall pay to Sublessor, concurrently with the payment of monthly Base Rent, Sublessee's Share of (i) Tenant's Monthly Payment as set forth in Paragraph 8.3 of the Master Lease, and (ii) Tenant's Monthly Tax Payment as set forth in Paragraph 10.1 of the Master Lease (together, the "Additional Rent"). In no event shall the Additional Rent payable by Sublessee exceed five (5) cents per square foot of rentable area per month for the calendar year 1998. Thereafter, if Sublessee exercises its options to extend the initial term of this Sublease, the Additional Rent may be adjusted to reflect adjustments in Tenant's Monthly Payment and Tenant's Monthly Tax Payment under the Master Lease; provided, however, in no event shall the Additional Rent payable by Sublessee in any calendar year exceed 106% of the Additional Rent payable by Sublessee during the immediately preceding calendar year. If the actual "Increased Lease Expenses" and "Increased Taxes" payable by Sublessor under Paragraphs 8.3 and
10.2 of the Master Lease are less than the estimated payments made by Sublessor, then Sublessee shall be entitled to receive a refund from Sublessor for any Additional Rent paid by Sublessee which exceeds Sublessee's Share of the actual expenses for such calendar year. As used herein, the term "Sublessee's Share" means a percentage, the numerator of which is the rentable area of the Subleased Premises, and the denominator of which is 64,800 square feet.

          6.3 RENT. Base Rent, Additional Rent and other rental items specified in this Sublease shall together be denominated "Rent." Rent shall be paid to Sublessor in lawful money of the United States of America, at the office of Sublessor as set forth in Paragraph 3.5 or to such other person or at such other place as Sublessor may from time to time designate in writing.

     7.  USE.

          7.1 USE. The Subleased Premises shall be used and occupied only for the purpose set forth in Paragraph 3.3 above and for no other purpose.

          7.2 COMPLIANCE WITH LAW. Sublessee shall not use the Subleased Premises in any manner that will tend to create waste or a nuisance or shall constitute any violation of law. Notwithstanding the foregoing, Sublessee shall not be required to make or pay for any improvements to the Subleased Premises or the surrounding area to comply with any law or regulation, unless such required improvement relates solely to the type of business being conducted in the Subleased Premises by Sublessee. Sublessee shall be responsible for ensuring that all tenant improvements made to the Subleased Premises by Sublessee comply with Americans with Disability Act ("ADA") requirements, but Sublessee shall not be responsible for costs associated with compliance with ADA or other legal or regulatory requirements for areas outside the interior space of the Subleased Premises.

          7.3 CONDITION OF SUBLEASED PREMISES. Sublessor shall deliver the Subleased Premises to Sublessee in good condition and repair, free of all debris, and with the existing cubicles and other improvements in the Subleased Premises in place, except that the smaller work stations in Room 104 of the Subleased Premises will be removed by Sublessee. Sublessee will be responsible, at its cost, for separating the Subleased Premises with doors from the remainder of the space ("Sublessor's Remaining Space") leased by Sublessor under the Master Lease, and Sublessee will install drywall or a similar material over the windows looking into the Subleased Premises from Sublessor's Remaining Space, Sublessor and Sublessee will split the cost, on a 50/50 basis, for installing card readers in the stairwells of floors 2, 3 and 4. Sublessee also shall move Sublessor's furniture and equipment from the Subleased Premises and into Sublessor's Remaining Space, after Sublessor has prepared same for moving. In addition, Sublessee will rearrange Sublessor's cubicles in Sublessor's Remaining Space pursuant to a reasonable plan to be mutually agreed upon by Sublessor and Sublessee. To the best of Sublessor's knowledge, Sublessor warrants to Sublessee that the plumbing, lighting, air conditioning, heating and other systems in the Subleased Premises shall be in good operating condition on the Commencement Date. In the event that it is determined that this warranty has been violated, then Sublessor shall use its best efforts to cause Master Lessor to rectify such violation. If Sublessee fails to give Sublessor notice of any such violation within ninety (90) days after the Commencement Date, then the Subleased Premises shall be deemed to be in good condition and repair, with the exception of any latent defects which Sublessor shall use its best efforts to cause Master Lessor to remedy promptly after receipt of notice from Sublessee; provided, however, that Sublessor shall in no event be required to incur (unless Sublessee agrees in writing to reimburse Sublessor for same) material costs to third parties to cause Master Lessor to perform Master Lessor's obligations under this Section 7.3.

8.   MAINTENANCE, REPAIRS, ALTERATIONS

     8.1 SUBLESSOR'S OBLIGATIONS. Sublessor shall takes such reasonable actions as are necessary to cause, for the benefit of Sublessee, the Master Lessor to perform all of Master Lessor's obligations under the Master Lease, including, without limitation, those maintenance and repair obligations set forth in Paragraph 12.2 of the Master Lease; provided, however, that Sublessor shall in no event be required to incur (unless Sublessee agrees in writing to reimburse Sublessor for same) material costs to third parties to cause Master Lessor to perform Master Lessor's obligations under the Master Lease. If for any reason Sublessor is unable to cause Master Lessor to perform any obligation within thirty days of Sublessee's written demand therefore, Sublessee may terminate this Sublease by delivery of written notice thereof to Sublessor.

     8.2 SUBLESSEE'S OBLIGATIONS. Except as provided elsewhere in this Sublease, including, without limitation, Section 7.1 above, and except for damage or destruction to the Subleased Premises from casualty or as a result of condemnation, Sublessee, at Sublessee's expense, shall perform such maintenance and repair obligations, with respect to the interior of the Subleased Premises only, as are so required to be performed by Sublessor pursuant to Paragraph 12.1 of the Master Lease. On the last day of the term hereof, or on any sooner termination, Sublessee shall surrender the Subleased Premises to Sublessor in the same condition as received, ordinary wear and tear and casualty excepted, clean and free of debris. Sublessee shall remove any alterations installed by Sublessee in the Subleased Premises. Notwithstanding the foregoing, Sublessee may elect to leave any alterations in the Subleased Premises if Sublessor has previously agreed in writing that such specific alterations may be so left by Sublessee following the expiration or earlier termination of this Sublease.

     8.3  ALTERATIONS AND ADDITIONS.

          (a) Sublessee shall not, without Sublessor's prior written consent, make any alterations, improvements, additions or installations in, on or about the Subleased Premises exceeding twenty-five thousand dollars in cost in any calendar year. Sublessor shall not unreasonably withhold its consent to any alteration. To the extent the Master Lease requires that the consent of Master Lessor be obtained, Sublessee also shall be so required to obtain the consent of Master Lessor and Sublessor shall reasonably cooperate with Sublessee in obtaining such consent; provided, however, that Sublessor shall in no event be required to incur material costs to third parties to cause Master Lessor to provide its consent as required under the Master Lease.

          (b) Any alterations, improvements, additions or installations in or about the Subleased Premises requiring Sublessor's consent shall be presented to Sublessor in written form with proposed detailed plans. If Sublessor shall give its consent, the consent shall be deemed conditioned upon Sublessee acquiring any required permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Sublessor prior to the commencement of the work and the compliance by Sublessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Sublessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Sublessee at or for use in the Subleased Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Subleased Premises, or any interest therein. Sublessee shall give Sublessor and Master Lessor not less than ten (10) days' notice prior to the commencement of any work in the Subleased Premises, and Sublessor and Master Lessor shall have the right to post notices of non-responsibility in or on the Subleased Premises or the Building as provided by law.

     9.   INSURANCE.

          9.1 LIABILITY INSURANCE -- SUBLESSEE. Sublessee shall, at Sublessee's expense, obtain and keep in force during the term of this Sublease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Sublessee, Sublessor and Master Lessor against any liability arising out of the use or occupancy of the Subleased Premises by Sublessee. Such insurance shall be in an amount not less than $2,000,000 per occurrence.

          9.2 PROPERTY INSURANCE. Sublessee shall obtain and keep in force during the term of this Sublease a policy or policies of property insurance covering loss or damage to Sublessee's personal property in the amount of the full replacement value thereof, as the same may exist from time to time, providing protection against perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils ("all risk," as such term is used in the insurance industry).

          9.3 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least equal to that required under Paragraph 20 of the Master Lease. Sublessee shall deliver to Sublessor certificates evidencing the existence and amounts of such insurance prior to the Commencement Date of this Sublease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Sublessor. Sublessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Sublessor with renewals or "binders" thereof. Notwithstanding anything in this
Article 9 to the contrary, to the extent the Master Lease requires Sublessor to carry insurance with greater liability limits or of broader scope than the insurance described herein, then Sublessee also shall carry such insurance with respect to the Subleased Premises.

          9.4 WAIVER OF SUBROGATION. Sublessor and Sublessee each hereby releases and relieves the other, and waives its entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against or required to be insured against which perils occur in, on or about the Subleased Premises whether due to the negligence of Sublessor or Sublessee or their respective agents, employee, contractors, licensees and/or invitees. Each party shall cause each insurance policy obtained by it hereunder to provide that the insurance company waives all right of recovery by way of subrogation against the other party in connection with any loss or damage covered by any policy. To the extent the insurance proceeds are sufficient to cover any such loss or damage, neither Sublessor nor Sublessee shall be liable for any loss or damage caused by fire or any of the risks insured against under any insurance policy required by this Sublease.

     10.  TAXES.

          10.1 REAL PROPERTY TAXES. Pursuant to Paragraph 6.2 above, and subject to the limitations set forth therein, Sublessee shall pay to Sublessor Sublessee's Share of the "Tenant's Monthly Tax Payments" as set forth in Paragraph 10.2 of the Master Lease. Sublessee's Share of such Tenant's Monthly Tax Payment shall be prorated for any period for which such taxes were paid which is applicable to any period occurring prior to the Commencement Date or following the Expiration Date.

          10.2 PERSONAL PROPERTY TAXES

               (a) Sublessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Sublessee contained in or on the Subleased Premises.

               (b) If any of Sublessee's said personal property shall be assessed with Master Lessor's real property, or Sublessor's property, Sublessee shall pay to Sublessor the taxes attributable to Sublessee within thirty (30) days after receipt of a written statement from Sublessor setting forth the taxes applicable to Sublessee's property.

          10.3 LICENSES AND PERMITS FOR SUBLESSEE'S BUSINESS.    Sublessee
shall pay any fees imposed by law for licenses or permits for any business or activities of Sublessee upon the Subleased Premises or under this Sublease.

          11.  SERVICES.

               Sublessor shall use its best efforts, for the benefit of Sublessee, to cause Master Lessor to perform Master Lessor's obligations under the Master Lease, including, without limitation, to provide those services to the Common Areas and the Subleased Premises as are set forth in Paragraph 9 of the Master Lease; provided that Sublessor shall not be liable to Sublessee for Master Lessor's failure to perform obligations under the Master Lease so long as Sublessor has used its best efforts to cause Master Lessor to so perform. From time to time, Sublessee shall, within thirty days of Sublessor's demand, reimburse Sublessor for Sublessee's Share of the cost actually incurred by Sublessor for electrical service supplied during the term of this Sublease to the Premises leased under the Master Lease.

     12. ASSIGNMENT OR SUBLETTING.

         Sublessee shall not sell, assign, sublet or transfer (collectively, "Transfer") all or any part of Sublessee's interest in this Sublease or the Subleased Premises, without the prior written consent of Sublessor in each instance, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sublessee may, without the consent of Sublessor, Transfer this Sublease to any person or business entity controlling, controlled by, or under common control with, Sublessee, or in which Sublessee holds a controlling partnership or other controlling ownership interest. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Sublessee of any liability under this Sublease. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Sublessor, constitute a default under the terms of this Sublease. If any Transfer requires the consent of Master Lessor under the Master Lease, Sublessee shall first obtain Master Lessor's consent to such Transfer and Sublessor shall reasonably cooperate with Sublessee in obtaining such consent; provided, however, that Sublessor shall in no event be required to incur material costs to third parties to cause Master Lessor to provide its consent as required under the Master Lease.

     13. DEFAULT; REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Sublease by Sublessee:

              (a) The failure by Sublessee to make any payment of rent or any other payment required to be made by Sublessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Sublessor to Sublessee.

              (b) Except as otherwise provided in this Sublease, the failure by Sublessee to observe or perform any of the covenants, conditions or provisions of this Sublease to be observed or performed by Sublessee, other than described in subparagraph (a) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Sublessor to Sublessee; provided, however, that if such default is not reasonably subject to cure within such thirty (30) day period, then Sublessee shall have such additional reasonable time necessary to complete such cure.

               (c) Notwithstanding the foregoing, to the extent that Sublessee's use of, or operations in the Subleased Premises constitute a default by Sublessor under the Master Lease, then such event shall constitute a default by Sublessee hereunder. In addition, to the extent that any default by Sublessee under this Sublease is of the kind or nature that would also constitute a default by Sublessor under the Master Lease, then any applicable cure periods set forth in this Section 13.1 (commencing on the date of Sublessee's receipt of written notice of such default), shall not exceed the time period granted to Sublessor under the Master Lease for the cure of the same default.

         13.2 REMEDIES. In the event of a default of this Sublease by Sublessee following expiration of the applicable cure period, with or without further notice or demand, and without limiting Sublessor in the exercise of any right or remedy which Sublessor may have by reason of such default, Sublessor may (a) exercise any remedies granted to Master Lessor under Section 26 of the Master Lease, and/or (b) terminate Sublessee's right to possession of the Subleased Premises by any lawful means, in which case this Sublease and the term hereof shall terminate and Sublessee shall immediately surrender possession of the Subleased Premises of Sublessor.

         13.3 DEFAULT BY SUBLESSOR. Sublessor shall not be in default unless Sublessor fails to perform obligations required of Sublessor within a reasonable time, but in no event later than thirty (30) days after written notice by Sublessee to Sublessor; provided, however, that if the nature of Sublessor's obligation is such that more than thirty (30) days are required for performance, then Sublessor shall not be in default if Sublessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In the event of any default by Sublessor, Sublessee shall have all rights and remedies available to Sublessee in law and equity. In addition, in the event of a default by Sublessor, Sublessee may cure such default and charge Sublessor for the cost thereof, or offset such cost against future rent.

     14.  SEVERABILITY.

          The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     15.  RIGHT OF FIRST REFUSAL.

          Sublessor shall not, at any time prior to the expiration of the term of this Sublease, or any extension thereof, assign, sublet or otherwise transfer all or any portion of Sublessor's Remaining Space or any rights of Sublessor under the Master Lease, or any interest therein (collectively, a "Sublessor Transfer"), without first giving written notice thereof to Sublessee, which notice is hereinafter referred to as "Notice of Transfer." The Notice of Transfer shall include the exact and complete terms of the proposed Sublessor Transfer and shall have attached thereto a photocopy of bona fide offer and counteroffer, if any, duly executed by both Sublessor and the prospective assignee, sublessee or transferee.

          For a period of ten (10) business days after receipt by Sublessee of the Notice of Sublessor Transfer, Sublessee shall have the right to give written notice to Sublessor of Sublessee's exercise of Sublessee's right to sublet or acquire the Master Lease, or the Remaining Space or portion thereof or interest therein, on the same terms, price, rent and conditions as set forth in the Notice of Sublessor Transfer. In the event that Sublessor does not receive written notice of Sublessee's exercise of the right herein granted within said twenty (20) day period, there shall be a conclusive presumption that Sublessee has elected not to exercise Sublessee's right hereunder, and Sublessor may complete the Sublessor Transfer, on the same terms set forth in the Notice of Sublessor Transfer.

          In the event that Sublessee declines to exercise its right of first refusal after receipt of the Notice of Sublessor Transfer, and, thereafter, Sublessor and the prospective purchaser modify any of the terms or conditions of such Sublessor Transfer, or in the event that the Sublessor Transfer is not consummated within 160 days of the date of the Notice of Sublessor Transfer, then Sublessee's right of first refusal shall reapply to said transaction as of the occurrence of the aforementioned events.

     16.  TIME OF ESSENCE.

          Time is of the essence with respect to the obligations to be performed under this Sublease.

     17.  NOTICES.

          Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Sublessee or to Sublessor at the address noted in the Basic Sublease Provisions set forth in Paragraph 3 above. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Sublessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Sublessor may from time to time hereafter designate by notice to Sublessee.

     18.  BINDING EFFECT; CHOICE OF LAW.

          Subject of any provisions hereof restricting assignment or subletting by Sublessee, this Sublease shall bind the parties, their personal representatives, successors and assigns. This Sublease shall be governed by the laws of the State where the Subleased Premises are located.

     19.  ATTORNEY'S FEES.

          In the event of any litigation between Sublessee and Sublessor to enforce any provision of this Sublease or otherwise with respect to the subject matter hereof, the unsuccessful party in such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys' fees and court costs, incurred therein by the successful party. Such fees shall include, without limitation, any fees and costs incurred in connection with any bankruptcy or other similar proceeding.

20.  SIGNS.

     Upon obtaining Sublessor's prior written consent, which will not be unreasonably withheld, Sublessee may place signs upon the Subleased Premises, so long as Sublessee complies with all requirements of applicable law and obtains any consent required of Master Lessor with respect thereto.

21.  BROKERS.

     Sublessor and Sublessee each represents and warrants that it has had no dealings with any broker concerning this Sublease, and that it knows of no person who is or might be entitled to a commission, finder's fee or other such payment in connection herewith.

22.  SUCCESSORS AND ASSIGNS.

     All the covenants, conditions and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, subject at all times, however, to all agreements and restrictions contained in the Master Lease and in this Sublease respecting assignments, sublettings and other transfers of rights and sharings of the Subleased Premises.

"SUBLESSEE"                             "SUBLESSOR"

QUALCOMM INCORPORATED, a Delaware       THE LIGHTSPAN PARTNERSHIP, INC., a
corporation                             California corporation

By:  /s/     T. C. Stafford             By:  /s/       M. Hays
     ------------------------------          ------------------------------

Its:         VP Facilities              Its:         VP Finance
     ------------------------------          ------------------------------

By:                                     By:
     ------------------------------          ------------------------------

Its:                                    Its:
     ------------------------------          ------------------------------


Executed on      Jan. 7     , 1998.     Executed on       1/7        , 1998.
            ----------------                        ----------------

                              CONSENT TO SUBLEASE

     THE UNDERSIGNED MASTER LESSOR of 10140 Campus Point Drive, San Diego, California pursuant to that certain "Full Service Modified Gross Lease" dated as of May 28, 1996 (the "Master Lease") between Insurance Company of the West, predecessor in interest to the undersigned, and The Lightspan Partnership, Inc. ("Sublessor") hereby consents to the subletting of a portion of the Premises described in the Master Lease to Qualcomm Incorporated ("Sublessee") pursuant to the terms of that certain Sublease dated as of December 1, 1997, to which this form of Consent is attached.

     Nothing in this Consent shall be deemed to release Sublessor from any of its obligations under the Master Lease or to relieve Sublessor from its obligation to obtain the consent of the undersigned to any further subletting of the Premises, if so required pursuant to the provisions of the Master Lease.

                                        CARR AMERICA

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                     [EXHIBIT A -- FIRST FLOOR SPACE PLAN]

                        CONSENT BY LANDLORD TO SUBLEASE


     The undersigned, as Landlord under that certain Lease dated May 28, 1996, with The Lightspan Partnership, Incorporated ("Sublandlord") for certain premises at 10140 Campus Pointe Drive in San Diego, CA (the "Master Lease"), hereby consents to the entering into of the foregoing Sublease dated December 1, 1997 ("Sublease") between Sublandlord, as sublessor, and QualComm, Incorporated, a Delaware Corporation, as subtenant ("Subtenant"), upon the express understandings and conditions that:

1. Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease (all of which shall be subordinate and subject at all times to the terms, covenants and conditions of the Master Lease) and assumes no liability or obligation of any kind whatsoever on account of anything contained in the Sublease;

2. By executing this consent, Landlord shall not be deemed to have waived any rights under the Master Lease nor shall Landlord be deemed to have waived Sublandlord's obligations to obtain any required consents under the Master Lease (other than consent to the Sublease itself);

3. Notwithstanding anything in the Sublease to the contrary, Sublandlord shall be and continue to remain liable for the payment of rent and the full and prompt performance of all of the obligations of Tenant under and as set forth in the Master Lease;

4. Nothing contained in the Sublease shall be taken or construed to in any way modify, alter, waive or affect any of the terms, covenants or conditions contained in the Master Lease, or be deemed to grant Subtenant any privity of contract with Landlord, or require Landlord to accept any payments from Subtenant on behalf of Sublandlord;

5. The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the premises demised under the Master Lease (including the premises demised by the foregoing Sublease) except in accordance with the terms and conditions of the Master Lease;

6. If Landlord terminates the Master Lease as a result of a default by Sublandlord thereunder or the Master Lease terminates for any other reason, the Sublease shall automatically terminate concurrently therewith unless Landlord elects in writing, in its sole and absolute discretion and without obligation, to keep the Sublease in full force and effect in which case the Sublease shall become and be deemed to be a direct lease between Landlord and Subtenant;

7. Sublandlord and Subtenant acknowledge and agree that in the event Sublandlord or Landlord elects to terminate the Master Lease pursuant to the terms thereof, Landlord shall have no responsibility, liability or obligation to Subtenant, and the Sublease shall terminate except as expressly provided in Section 6 above;

8. Notwithstanding anything to the contrary set forth in the Sublease, by entering into the foregoing Sublease, Sublandlord and Subtenant agree to each of the terms and conditions of this Consent, and in the event of any conflict between the terms of the Sublease and this Consent, the terms of this Consent shall control;

     9. This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of the applicable document to physically form one document.

     10. This Consent shall be of no force and effect unless Landlord receives duly executed originals of this Consent from both Sublandlord and Subtenant on or before 5:00 pm Pacific time on Friday, January 23, 1998.

                                                LANDLORD

                                                CarrAmerica Realty Corporation

                                                By:    Phillip Mertz
                                                       --------------------
                                                Name:
                                                       --------------------
                                                Title: Director
                                                       --------------------

Dated:
      --------------------

ACCEPTED AND AGREED:

SUBLANDLORD

LIGHTSPAN
--------------------------
a
--------------------------


By:    /s/ Michelle Hays
       --------------------
Name:  Michelle Hays
       --------------------
Title: VP Finance
       --------------------
Dated: 1/15/98
       --------------------

SUBTENANT

QUALCOMM INCORPORATED
---------------------------
a Delaware Corporation
---------------------------

By:    /s/ T.C. Stafford
       --------------------
Name:  Thomas C. Stafford
       --------------------
Title: VP, Facilities
       --------------------
Dated: Jan. 15, 1998
       --------------------

                          FIRST AMENDMENT TO SUBLEASE

     THIS FIRST AMENDMENT TO SUBLEASE ("First Amendment") is made as of August 21, 1998 by and between QUALCOMM INCORPORATED, a Delaware corporation ("Sublessee") and THE LIGHTSPAN PARTNERSHIP, INC., a California corporation ("Sublessor") with respect to the following:

     A. Sublessor and Sublessee have entered in to that certain sublease (the "Sublease") dated as of December 1, 1997 with respect to certain premises (the "Subleased Premises") located on the first floor of the building situated at 10140 Campus Point Drive, San Diego, California.

     B. Sublessor desires to sublease to Sublessee, and Sublessee desires to sublease from Sublessor additional space located on the second floor of the building described above. In connection therewith, Sublessor and Sublessee desire to amend the Sublease to include such space on the second floor within the Subleased Premises and to make such other modifications as are set forth below. Except as otherwise defined herein, all initially capitalized words as used herein shall have the same meaning as set forth in the Sublease.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree that the Sublease is hereby amended as follows:

     1. SUBLEASED PREMISES. Effective as of the Additional Premises Commencement Date, that certain space containing approximately 9,666 square feet of rentable area (including the common area factor) and more particularly described on the floor plan attached hereto as Exhibit A (the "Additional Premises") shall be included within the "Subleased Premises" under the Sublease. Following the Additional Premises Commencement Date, the Subleased Premises shall contain a total of 17,858 square feet of rentable area. Sublessee also shall have access to the common areas on the second floor shown on Exhibit A (e.g., hallways, restrooms, kitchen, and deck). Following receipt of reasonable notice from Sublessor, Sublessee shall permit Sublessor to have access to the electrical room located in the Additional Premises on an as needed basis, subject to Sublessee's reasonable security requirements.

     2. TERM. The commencement of the term for the Additional Space shall be September 1, 1998 (the "Additional Premises Commencement Date"). The initial expiration date of the term of the Sublease is extended from December 31, 1998 to August 31, 1999. Sublessor shall deliver the Additional Premises to Sublessee in good condition and repair, free of all debris, and with the existing cubicles and other improvements in the Additional Premises in place.

     3. OPTIONS TO EXTEND. The fourth sentence in Section 5.2 of the Sublease is deleted and the following is substituted in its place:

     "Notwithstanding the foregoing, if Sublessor requires use of the Subleased Premises for Sublessor's own business operations (and not for assignment or sublease to another person or entity), Sublessor may cancel Sublessee's option to extend the Lease term beyond the second One Year Extension, provided that (i) Sublessor delivers written notice of such cancellation to Sublessee at least one hundred twenty (120) days prior to the expiration of the then current term of this Sublease, and (ii) Sublessor occupies the Subleased Premises for its own business use within sixty days of the expiration of the term of this Sublease and continues such use for a period of at least one year."

     4. RENT. Commencing on the Additional Premises Commencement Date, the Base Rent for the Subleased Premises shall be increased to $24,836.91 per month, or $1.3908 per square foot of rentable area of the Subleased Premises (calculated as provided in Section 3.6 of the Sublease). The Base Rent will be adjusted from time to time (on a per square foot basis) at the same time and at the same amount per square foot of rentable area as is set forth in Paragraph 1 of the Addendum to the Master Lease for the adjustment of Sublessor's Basic Monthly Rent under the Master Lease.

     5. EARLY MOVE IN/TENANT IMPROVEMENTS. Immediately following Master Lessor providing its written consent to this First Amendment, Sublessee shall have the right to enter upon the Additional Premises for the purpose of constructing its tenant improvements. Sublessee will be responsible, at Sublessee's cost, for (i) the installation of a demising wall as necessary to separate the Additional Premises from the space still occupied by Sublessor on the Second Floor, subject to a mutually agreed upon plan, (ii) the installation of necessary card readers in the stairwells to the second, third and fourth floors, and (iii) the moving of Sublessor's furniture and equipment from the Additional Premises to the third floor, after Sublessor has prepared same for moving.

     6. AFTER HOURS HVAC/COMMON AREA COSTS. HVAC charges for HVAC usage over 59 hours per week (7:00 A.M. - 6:00 P.M. Monday through Friday and 8:00 A.M. - 1:00 P.M. Saturday) will be $40.00 per hour, calculated monthly. Sublessor and Sublessee acknowledge that the current Additional Rent payable by Sublessee under the Sublease is approximately six (6) cents per square foot of rentable area per month, subject to adjustment up or down on yearly actual cost basis pursuant to the terms of the Master Lease.

     7. FULL FORCE. Except as expressly modified herein, the Sublease shall remain in full force and effect and binding upon the parties hereto. This First Amendment shall not be effective unless and until the Master Lessor has provided its written consent to this First Amendment.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this First Amendment as of the date first set forth above.

"SUBLESSEE"                               "SUBLESSOR"

QUALCOMM INCORPORATED, a                  THE LIGHTSPAN PARTNERSHIP, INC., a
Delaware corporation                      California corporation

By   T.C. Stafford                         By:   M. Hays
     ----------------------                        --------------------------
Its: V.P. Facilities                       Its:  V.P. Finance
     ----------------------                        --------------------------

Executed on August 24, 1998.               Executed on 08/24           , 1998.
            ---------------                            ----------------------

     THE UNDERSIGNED MASTER LESSOR of 10140 Campus Point Drive, San Diego, California pursuant to that certain "Full Service Modified Gross Lease" dated as of May 28, 1996 (the "Master Lease") between Insurance Company of the West, predecessor in interest to the undersigned, and The Lightspan Partnership, Inc. ("Sublessor") previously consented to that certain Sublease dated December 1, 1997 between Sublessor and Qualcomm Incorporated, a Delaware corporation ("Sublessee"). This will confirm that Master Lessor further consents to the First Amendment to Sublease to which this form is attached.

     Nothing in this Consent shall be deemed to release Sublessor from any of its obligations under the Master Lease or to relieve Sublessor from its obligation to obtain the consent of the undersigned to any further subletting of the Premises, if so required pursuant to the provisions of the Master Lease.

                                        CARR AMERICA

                                        By:
                                            -----------------------


                                        Its:
                                            -----------------------

               CONSENT BY LANDLORD TO FIRST AMENDMENT OF SUBLEASE

     The undersigned, as Landlord under that certain Lease dated May 28, 1996, with The Lightspan Partnership, Incorporated ("Sublandlord") for certain premises at 10140 Campus Pointe Drive in San Diego, CA (the "Master Lease"), hereby consents to the entering into of the foregoing First Amendment to Sublease dated August 21, 1998 ("First Amendment") between Sublandlord, as sublessor, and QualComm, Incorporated, a Delaware Corporation, as subtenant ("Subtenant"), upon the express understandings and conditions that:

1. Landlord neither approves nor disapproves the terms, conditions and agreements contained in the First Amendment (all of which shall be subordinate and subject at all times to the terms, covenants and conditions of the Master Lease) and assumes no liability or obligation of any kind whatsoever on account of anything contained in the First Amendment;

2. By executing this consent, Landlord shall not be deemed to have waived any rights under the Master Lease nor shall Landlord be deemed to have waived Sublandlord's obligations to obtain any required consents under the Master Lease (other than consent to the First Amendment itself);

3. Notwithstanding anything in the First Amendment to the contrary, Sublandlord shall be and continue to remain liable for the payment of rent and the full and prompt performance of all of the obligations of Tenant under and as set forth in the Master Lease;

4. Nothing contained in the First Amendment shall be taken or construed to in any way modify, alter, waive or affect any of the terms, covenants or conditions contained in the Master Lease, or be deemed to grant Subtenant any privity of contract with Landlord, or require Landlord to accept any payments from Subtenant on behalf of Sublandlord;

5. The First Amendment shall be deemed and agreed to be an amendment to sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the premises demised under the Master Lease (including the premises demised by the foregoing First Amendment) except in accordance with the terms and conditions of the Master Lease;

6. If Landlord terminates the Master Lease as a result of a default by Sublandlord thereunder or the Master Lease terminates for any other reason, the First Amendment shall automatically terminate concurrently therewith unless Landlord elects in writing, in its sole and absolute discretion and without obligation, to keep the First Amendment in full force and effect in which case the First Amendment and the Sublease shall become and be deemed to be a direct lease between Landlord and Subtenant;

7. Sublandlord and Subtenant acknowledge and agree that in the event Sublandlord or Landlord elects to terminate the Master Lease pursuant to the terms thereof, Landlord shall have no responsibility, liability or obligation to Subtenant, and the First Amendment shall terminate except as expressly provided in Section 6 above;

 8. Notwithstanding anything to the contrary set forth in the First Amendment, by entering into the foregoing First Amendment, Sublandlord and Subtenant agree to each of the terms and conditions of this Consent, and in the event of any conflict between the terms of the First Amendment and this Consent, the terms of this Consent shall control;

 9. This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, an all of which counterparts taken together shall constitute but one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of the applicable document to physically form one document.

10. This Consent shall be of no force and effect unless Landlord receives duly executed originals of this Consent from both Sublandlord and Subtenant.

                                                  LANDLORD

                                                  CarrAmerica Realty Corporation

                                                  By: /s/ Dwight Merriman
                                                     ---------------------------

                                                  Name: Dwight Merriman, III
                                                       -------------------------

                                                  Title: Senior Vice President
                                                     ---------------------------

                                                  Dated: September 18, 1998
                                                        ------------------------

ACCEPTED AND AGREED:

SUBLANDLORD

The Lightspan Partnership, Inc.,
a California corporation

By: /s/ Sandra Klausen
   ------------------------------

Name: Sandra Klausen
     ----------------------------

Title: Director ??? Facilities
      ---------------------------

Dated: 9-21-98
      ---------------------------

SUBTENANT

Qualcomm Incorporated,
a Delaware corporation

By: /s/ J.C. Stafford
   ------------------------------

Name:
     ----------------------------

Title:
      ---------------------------

Dated:
      ---------------------------